Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

For immediate release	June 23, 2014

AbbVie Raises Outlook for 2014

NORTH CHICAGO, Ill., June 23, 2014 — AbbVie (NYSE: ABBV) today raised the midpoint of its full-year 2014 earnings-per-share guidance by six cents and now expects a full-year diluted earnings-per-share range of $3.06 to $3.16 on an adjusted basis, or $2.69 to $2.79 on a GAAP basis. AbbVie's 2014 outlook continues to exclude any potential revenue from the expected 2014 U.S. launch of its hepatitis C (HCV) therapy which has been granted accelerated review by the U.S. Food and Drug Administration (FDA).

The company is raising its outlook, reflecting strong underlying business performance year to date and the expected continued positive trends over the remainder of the year, including the second quarter.

AbbVie has also seen strong results from our promising pipeline, including:

•                  Phase 3 starts in two promising oncology programs including ABT-199 and ABT-888 in various types of cancer;

•                  Positive Phase 3 data for daclizumab in multiple sclerosis;

•                  Priority review of our HCV program by the FDA and accelerated assessment by the European Medicines Agency; and

•                  Positive data from mid-stage and early-stage assets including its next-generation HCV program and ABT-414 for glioblastoma.

These programs are expected to be significant growth drivers for AbbVie beginning in 2015 and beyond.

The company’s 2014 adjusted diluted earnings-per-share guidance excludes $0.37 per share of intangible asset amortization expense and other specified items primarily associated with certain separation-related costs and ongoing restructuring activities.

AbbVie investor contacts
Larry Peepo (Tel: +1 847 935 6722)
Liz Shea (Tel: +1 847 935 2211)

AbbVie media contacts
Jennifer Smoter (Tel: +1 847 935 8865)
Adelle Infante (Tel: +1 847 938 8745)

UK City Code

This announcement constitutes a profit forecast and has been reported on under Rule 28 of the City Code on Takeovers and Mergers issued by the Panel on Takeovers and Mergers (the “Code”) by PricewaterhouseCoopers LLP (“PwC”), the Company’s reporting accountants, and by J.P. Morgan Limited (“J.P. Morgan”), the Company’s financial advisers. Copies of their reports are included at Schedules 2 and 3 to this announcement. PwC and J.P. Morgan have given and not withdrawn their consent to publication of this announcement with the inclusion of their reports.

In accordance with Rule 28.4(a) of the Code, the principal assumptions upon which the forecast is based are included at Schedule 1 to this announcement. In accordance with Rule 28.4(b) of the Code, there is a clear distinction in Schedule 1 between assumptions which the Directors of AbbVie (or other members of AbbVie’s management) can influence and those which they cannot influence.

In accordance with Rule 30.4 of the Code, a copy of this announcement will be available on AbbVie’s website at www.abbvieinvestor.com.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing

Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

Disclosures are therefore required in the shares of AbbVie and Shire plc (“Shire”).

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Takeover Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Forward-Looking Statements

This announcement contains certain forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, changes to laws and regulations applicable to our industry, the possibility that a possible combination with Shire will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible combination if it is made, adverse effects on the market price of AbbVie’s common stock and on AbbVie’s operating results because of a failure to complete the possible combination, failure to realise the expected benefits of the possible combination, negative effects relating to the announcement of the possible combination or any further announcements relating to the possible combination or the consummation of the possible combination on the market price of AbbVie’s common stock, significant transaction costs and/or unknown liabilities, general economic and business conditions, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business combinations or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made by AbbVie in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie is set forth in Item 1A, “Risk Factors,” in AbbVie’s 2013 Annual Report on Form 10-K, which has been filed with United States Securities and Exchange Commission (the “SEC”), the contents of which are not incorporated by reference into, nor do they form part of, this announcement. AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Non-GAAP Financial Guidance

AbbVie’s 2014 financial guidance is being provided on both a reported and a non-GAAP basis. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. Non-GAAP results adjust for certain non-cash items and for factors that are unusual or unpredictable, and exclude intangible asset amortization (costs recognized as a result of licensing and acquisition activities), separation costs (expenses related to the separation of AbbVie from Abbott Labs) and restructuring/other costs (primarily associated with previously announced restructuring activities and the impact of the Venezuelan currency devaluation). AbbVie’s management believes non-GAAP financial measures provide useful information to investors regarding AbbVie’s results of operations and assist management, analysts, and investors in evaluating the performance of the business.

Additional Information

This document is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for or purchase or purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. Subject to future developments, AbbVie may file a registration statement and/or tender offer documents with the SEC in connection with a combination. Holders of Shire and/or AbbVie shares should read those filings, and any other filings made by AbbVie with the SEC in connection with the combination, as they will contain important information. Those documents, if and when filed, as well as AbbVie’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov and at AbbVie’s website at www.abbvieinvestor.com.

Schedule 1

Profit Forecast for AbbVie Inc for the Financial Year ended December 31, 2014

In accordance with Rule 28.4(a) of the Code, the principal assumptions upon which the profit forecast is based are included in this Schedule 1 to the announcement. In accordance with Rule 28.4(b) of the Code, there is a clear distinction made between assumptions which the Directors of AbbVie (or other members of AbbVie’s management) can influence and those which they cannot influence.

1.             General

AbbVie today issued the following statements updating its earnings guidance for the year ending December 31, 2014 as follows:

“AbbVie (NYSE: ABBV) today raised the midpoint of its full-year 2014 earnings-per-share guidance by six cents and now expects a full-year diluted earnings-per-share range of $3.06 to $3.16 on an adjusted basis, or $2.69 to $2.79 on a GAAP basis.  AbbVie's 2014 outlook continues to exclude any potential revenue from the expected 2014 U.S. launch of its hepatitis C (HCV) therapy which has been granted accelerated review by the U.S. Food and Drug Administration (FDA).

The company’s 2014 adjusted diluted earnings-per-share guidance excludes $0.37 per share of intangible asset amortization expense and other specified items primarily associated with certain separation-related costs and ongoing restructuring activities.”

The above statements for the financial year ending December 31, 2014 constitute a profit forecast for the purposes of the Code (the “AbbVie Profit Forecast”).

In the above statements, adjusted diluted earnings per share is defined as net earnings attributable to AbbVie divided by the weighted average number of diluted shares for the year. The computation of weighted average shares for diluted earnings per share adds back incremental shares from assumed conversions of stock options, net of assumed share repurchases and LTIP shares to the weighted average shares of basic earnings per shares.

2.             Basis of preparation

The AbbVie Profit Forecast has been prepared on a basis consistent with the accounting policies for AbbVie which are in accordance with generally accepted accounting standards in the U.S. and those which AbbVie anticipates will be applicable for the full year ending December 31, 2014.

AbbVie has prepared the AbbVie Profit Forecast based on unaudited interim financial results for the three months ended March 31, 2014, the unaudited management accounts for the two months ended May 31, 2014 and a forecast to December 31, 2014.

3.             Assumptions

AbbVie has prepared the AbbVie Profit Forecast on the basis of the following assumptions:

Factors outside the influence or control of AbbVie and its Directors

•                  There will be no material change to the existing prevailing global macroeconomic and political conditions during the year ended December 31, 2014.

•                  The Euro, British pound and Japanese yen and other exchange rates, and inflation and tax rates in AbbVie’s principal markets will remain materially unchanged from the prevailing rates.

•                  There will be no material change in legislation or regulatory requirements impacting on AbbVie’s operations or its accounting policies.

•                  There will be no material change in AbbVie’s labour costs, including medical and pension and other post-retirement benefits driven by external parties or regulations.

•                  There will be no material adverse events that will have a significant impact on AbbVie’s financial performance.

Factors within the influence or control of AbbVie and its Directors

•                  The AbbVie Profit Forecast excludes any material acquisitions or disposals in the year ended December 31, 2014.

•                  The AbbVie Profit Forecast excludes any exceptional transaction or transition costs associated with the proposed transaction with Shire plc.

•                  Current separation plans and costs as part of the Transition Service Agreement with Abbott will conclude materially as AbbVie would reasonably expect based on AbbVie’s past experience.

•                  The AbbVie Profit Forecast excludes any potential revenue from the expected 2014 U.S. launch of its HCV therapy.

•                  There will be no material change in the weighted average number of diluted shares in issue.

•                  There will be no material change in the present management or control of AbbVie or its existing operational strategy.

Schedule 2

Report of PricewaterhouseCoopers pursuant to Rule 28.1(a)(i) of the City Code on Takeovers and Mergers

The Directors (the “Directors”)

AbbVie Inc.

1 North Waukegan Road

North Chicago

Illinois 60064

United States of America

J.P. Morgan Limited (the “Financial Adviser”)

25 Bank Street

Canary Wharf

London

E14 5JP

June 23, 2014

Dear Sirs

AbbVie Inc.

We report on the profit forecast comprising the statement by AbbVie Inc (the “Company”) and its subsidiaries (together the “Group”) for the year ending December 31, 2014 (the “Profit Forecast”). The Profit Forecast and the material assumptions upon which it is based, are set out in Schedule 1 to the announcement issued by the Company dated June 23, 2014 (the “Announcement”).

This report is required by Rule 28.1(a)(i) of the City Code on Takeovers and Mergers issued by the Panel on Takeovers and Mergers (the “City Code”) and is given for the purpose of complying with that rule and for no other purpose.

Responsibilities

It is the responsibility of the Company and the directors of the Company (the “Directors”) to prepare the Profit Forecast in accordance with the requirements of the City Code.

It is our responsibility to form an opinion as required by Rule 28.1(a)(i) of the City Code as to the proper compilation of the Profit Forecast and to report that opinion to you.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed and for any responsibility arising under Rule 28.1(a)(i) of the City Code to any person as and to the extent therein provided, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Rule 23.3(b) of the City Code, consenting to its inclusion in the Announcement.

Basis of Preparation of the Profit Forecast

The Profit Forecast has been prepared on the basis stated in Schedule 1 to the Announcement and is based on the unaudited interim financial results for the three months ended March 31, 2014, the unaudited management accounts for the two months ended May 31, 2014 and a forecast to December 31, 2014. The Profit Forecast is required to be presented on a basis consistent with the accounting policies of the Group.

Basis of Opinion

We conducted our work in accordance with the Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. Our work included evaluating the basis on which the historical financial information included in the Profit Forecast has been prepared and considering whether the Profit Forecast has been accurately computed based upon the disclosed assumptions and the accounting policies of the Group. Whilst the assumptions upon which the Profit Forecast are based are solely the responsibility of the Company and the Directors, we considered whether anything came to our attention to indicate that any of the assumptions adopted by the Company and the Directors which, in our opinion, are necessary for a proper understanding of the Profit Forecast have not been disclosed or if any material assumption made by the Company and the Directors appears to us to be unrealistic.

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Profit Forecast has been properly compiled on the basis stated.

Since the Profit Forecast and the assumptions on which it is based relate to the future and may therefore be affected by unforeseen events, we can express no opinion as to whether the actual results reported will correspond to those shown in the Profit Forecast and differences may be material.

Our work has not been carried out in accordance with auditing standards generally accepted in the United States of America or auditing standards of the Public Company Accounting Oversight Board (United States) and accordingly should not be relied upon as if it had been carried out in accordance with those standards.

Opinion

In our opinion, the Profit Forecast has been properly compiled on the basis stated and the basis of accounting used is consistent with the accounting policies of the Group.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

Schedule 3

Report of J.P. Morgan pursuant to Rule 28.1(a)(ii) of the City Code on Takeovers and Mergers

The Directors (the “Directors”)

AbbVie Inc.

1 North Waukegan Road

North Chicago

Illinois 60064

United States of America

June 23, 2014

Dear Sirs

Report by the financial adviser to AbbVie Inc. (the “Company”) in connection with the unaudited profit forecast for the year ending December 31, 2014

We refer to the unaudited profit forecast for the year ending December 31, 2014 made by the Company in the announcement issued by the Company on June 23, 2014 regarding a trading update of the Company (the “Profit Forecast”).

We have discussed the Profit Forecast and the bases and assumptions on which it has been prepared with duly authorized executive officers of the Company (acting on behalf of the Company) and with PricewaterhouseCoopers LLP (“PwC”), the Company’s reporting accountants. We have also discussed the accounting policies and calculations for the Profit Forecast with PwC and we have considered their letter of today’s date addressed to you and ourselves on this matter. We have relied upon the accuracy and completeness of all the financial and other information discussed with us and have assumed such accuracy and completeness for the purposes of delivering this letter.

This letter to you is provided solely in connection with our obligation under Rule 28.1(a) (ii) of the City Code on Takeovers and Mergers and for no other purpose. We accept no responsibility and, to the fullest extent permitted by law, exclude all liability to any other person other than to you, in your capacity as directors of the Company, in respect of this letter or the work undertaken in connection with this letter.

On the basis of the foregoing, we consider that the Profit Forecast referred to above, for which the Company and the Directors are solely responsible, has been prepared with due care and consideration.

Yours faithfully,

J.P. Morgan Limited

Ends